EXHIBIT 10.3

December 18, 2015

STRICTLY CONFIDENTIAL

DS Healthcare Group, Inc.

1601 Green Road

Pompano Beach FL 33064

Attn:  Abner Silva

Dear Mr. Silva

Reference is made to the engagement letter (the “Engagement Letter”), dated December 16, 2015 by and between DS Healthcare Group, Inc. (the “Company”) and Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC (“Rodman”),.  Defined terms used herein but not defined herein shall have the meanings given to such terms in the Engagement Letter.

1.

The Company and Rodman hereby agree to amend and restate Section A.1 of the Engagement Letter as follows:

“Cash Fee.  The Company shall pay to Rodman a cash fee, or as to an underwritten Offering an underwriter discount, equal to 8% of the aggregate gross proceeds raised in each Offering from Exclusive Investors and investors whom Rodman had contacted during the Term, or introduced, directly or indirectly, to the Company during Term, provided, however, Rodman shall pay 30% of any such cash fee received from the Company under the aforementioned provision to Barrington Research Associates.”

Except as expressly set forth above, all of the terms and conditions of the Engagement Letter shall continue in full force and effect after the execution of this agreement and shall not be in any way changed, modified or superseded by the terms set forth herein.

This agreement may be executed in two or more counterparts and by facsimile or “.pdf” signature or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

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430 Park Avenue  |  New York, New York 10022  |  212.356.0500  |  www.hcwco.com

Member: FINRA/SIPC

IN WITNESS WHEREOF, this agreement is executed as of the date first set forth above.

Very truly yours,

RODMAN & RENSHAW, A UNIT OF
H.C. WAINWRIGHT & CO., LLC

By
Name: Mark Viklund
Title: Chief Executive Officer

Accepted and Agreed:

DS HEALTHCARE GROUP, INC.

By
Name: Abner Silva
Title: Chief Operating Officer

[Signature Page to DSKX Engagement Letter Amendment]